RESCISSION AND SETTLEMENT AGREEMENT

AGREEMENT made this  26th day of August 2008, by and between INDEPENDENT FILM DEVELOPMENT CORPORATION, a Nevada corporation (hereinafter “The Company”), and IMPERIA ENTERTAINMENT, INC.,(hereinafter “Imperia”) and its preferred shareholders, KENNETH EADE, and GEORGE IVAKHNIK, and JEFFREY VOLPE and GREGORY ALLEN WEBB (hereinafter collectively “Releasers”), provides as follows:

In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

THE PARTIES HERETO AGREE AS FOLLOWS:

            1.  RECITALS:

This agreement is made and entered into with reference to the following facts and circumstances:

A.

Releasers, collectively holders of 200,000 shares of preferred convertible stock of

Imperia, were issued 2,400,000 shares of Company common stock by the board of directors of the company in exchange for their convertible shares of Imperia, which the board is currently valuing at $.04 per share.

B.

 The Company’s accountant booked the transaction at the fair value of the Imperia shares in the total amount of $50,000.  Since then, the Imperia preferred shares have been converted to common shares and have increased to a fair value of $4,053,000.  These values have been reflected in the Company’s financial statements, and the Company’s independent accountant reviewed and audited the transaction.

C.

 It is the position of the Securities and Exchange Commission, Corporate Finance

Division, that the issuance of shares to a promoter at a lower price than the price contemplated for its initial public offering would be stock in compensation for services, which is not permitted by Section 23(a)(1) of the Investment Company Act of 1940, and that Section 57(a) of the Act prohibits the acquisition of

D.

Releasers and the Company wish to mutually rescind the transactions.  This agreement supersedes any prior agreement or agreements between the parties.

2.   RESCISSION AND RESTITUTION

A.

The Company shall transfer to Releasers, all common shares of Imperia held by the

Company, as follows:

1.

 100,000 shares each to Jeffrey Volpe and Gregory Allen Webb;

2.

 99,900,000 shares each to Kenneth Eade and George Ivakhnik.

In return, Releasors shall return all common stock issued to Releasors by the Company.  Any common stock subsequently transferred by Releasors shall be stop-transferred with the transfer agent and action shall be taken to obtain a court order cancelling the shares.  Any Releasor who so transferred any stock shall be liable to the Company for the present fair value of the stock notwithstanding any release herein for any shares left uncancelled.

B.  Upon restoration of the stock transferred to The Company and the restoration of the stock to Releasers, the transaction shall be deemed mutually rescinded and the parties released from any and all claims they may have against the other.

3.  RELEASE

A.

Releasers and The Company acknowledge that they each have claims against the other arising from the transaction, which claims will be settled by this rescission and settlement agreement.

B.

Releasers, on behalf of itself, its heirs, executors, administrators, and assigns, and in consideration of the payments and promises set forth in section 2 above, hereby fully releases The Company, and their successors, officers, directors, and all other persons and associations, known or unknown, from all claims and all causes of action which has or may have been sustained, or may be sustained, as a result of the transaction, any and all subsequent events or transactions concerning said transaction, and any business plan drafted or presented on behalf of Releasers.

C.

The Company, on behalf of himself, his heirs, executors, administrators, and assigns, and in consideration of the mutual promises contained in this Release, hereby fully releases Releasers, its successors, officers, directors, and all other persons and associations, known or unknown, from all claims and all causes of action which has or may have been sustained, or may be sustained, as a result or consequence of the transaction.

D.

Releasers and The Company hereby acknowledge and agree that this release applies to all claims that Releasers may have against The Company, and all claims that The Company may have against Releasers, arising out of the transaction set forth in paragraph 1 above, and any injuries, damages, or losses to Releasers’ or The Company’s person or property, real or personal, whether those injuries, damages or losses are known or unknown, foreseen or unforeseen, or patent or latent.

E.

Releasers and The Company understand and acknowledge that even if Releasers or The Company should eventually suffer additional damages arising out of the above-described transaction; neither will be permitted to make any claim for those damages.  Furthermore, Releasers and The Company acknowledge that each intends these consequences even as to claims for damages that may exist as of the date of this release but which Releasers and The Company do not know exist, and which, if known, would materially affect Releasers’ and The Company’s decision to execute this release, regardless of whether Releasers’ or The Company’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

F.

Releasers and The Company warrant and represent that in executing this release, each has been advised to and had the opportunity to seek independent legal counsel of their choice and rely on legal advice, that the terms of this release and its consequences have been completely read and explained to Releasers and The Company by that attorney, or Releasers and The Company have waived their right to an attorney’s review, and that Releasers and The Company fully understand the terms of this release.  All persons executing this release on behalf of a corporation or limited liability company have the full power and authority to execute this Release on behalf of that corporation or Limited Liability Company.

G.

Releasers and The Company hereby waive application of Section 1542 of the Civil Code, and understand and acknowledge that the significance and consequence of this waiver of Section 1542 of the Civil Code is that even if Releasers or The Company should eventually suffer additional damages arising out of the above-described transactions, neither will be permitted to make any claim for those damages.  Furthermore, Releasers and The Company acknowledge that each intends these consequences even as to claims for damages that may exist as of the date of this release but which Releasers and The Company do not know exist, and which, if known, would materially affect Releasers and The Company=s decision to execute this release, regardless of whether Releasers or The Company’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.  Section 1542 provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

4.  NOTICES

Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

5.    MISCELLANEOUS PROVISIONS:

This agreement shall be construed in accordance with the laws of the State of California.

This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

Each of the parties does hereby promise and agree to execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties does hereby agree to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

 The prevailing party in any mediation, arbitration, or litigation shall be entitled to recover from the other party reasonable attorney's fees, court costs, and the administrative costs, fees, incurred in the same, in addition to any other relief that may be awarded.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

RELEASERS

/s/ Kenneth Eade

     KENNETH EADE

/s/ George Ivakhnik

     GEORGE IVAKHNIK

/s/Jeffrey Volpe

    JEFFREY VOLPE

__________________________

    GREGORY ALLEN WEBB

INDEPENDENT FILM DEVELOPMENT CORP.

/s/ Jeff Ritchie

     JEFF RITCHIE,

     Chief Executive Officer

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